2017 Second Quarter Credit Supplement August 3, 2017 © 2017 Fannie Mae. Trademarks of Fannie Mae. Exhibit 99.2

This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, the “2017 Q2 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fuly in the 2017 Q2 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31, 2016, the “2016 Form 10-K.” These materials should be reviewed together with the 2017 Q2 Form 10-Q and the 2016 Form 10-K, copies of which are available through the “SEC Filings” page in the “About Us/Investor Relations” section of Fannie Mae’s website at www.fanniemae.com. Some of the information in this presentation is based upon information that we received from third-party sources such as selers and servicers of mortgage loans. Although we generaly consider this information reliable, we do not independently verify al reported information. Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). Unless otherwise indicated data labeled as “YTD 2017” is as of June 30, 2017 or for the first six months of 2017. § . .§ . § § © 2017 Fannie Mae. Trademarks of Fannie Mae.

© 2017 Fannie Mae. Trademarks of Fannie Mae. 2 Table of Contents Home Price Growth/Decline Rates in the U.S. One Year Home Price Change as of 2017 Q2 Home Price Change From 2006 Q3 Through 2017 Q2 5 4 3 Home Prices Credit Characteristics of Single-Family Business Acquisitions Credit Risk Profile Summary of Single-Family Business Acquisitions Certain Credit Characteristics of Single-Family Business Acquisitions: 2006 - 2017 Single-Family Business Acquisitions by Loan Purpose Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features 11 10 9 8 7 6 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States Seriously Delinquent Loan and REO Ending Inventory Share by Select States Single-Family Short Sales and REO Sales Prices to Unpaid Principal Balance (UPB) of Mortgage Loans 14 13 12 Geographic Credit Profile of Fannie Mae Single-Family Loans and Foreclosed Properties (REO) Single-Family Loan Workouts Re-performance Rates of Modified Single-Family Loans 16 15 Workouts of Fannie Mae Single-Family Loans Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 18 17 Additional Credit Information for Fannie Mae Single-Family Loans Multifamily Credit Profile by Loan Atributes Serious Delinquency Rates of Multifamily Book of Business Cumulative Credit Loss Rates of Multifamily Guaranty Book of Business By Acquisition Year 22 21 19-20 Credit Profile of Fannie Mae Multifamily Loans

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% -3.6% -9.1% -4.7% -4.2% -3.5% 2.6% 4.0% 7.7% 4.2% 4.6% 5.8% 3.7% Fannie Mae Home Price Index Based on our home price index, we estimate that home prices on a national basis increased by 2.6% in the second quarter of 2017 and by 3.7% in the first half of 2017, folowing increases of 5.8% in 2016, 4.6% in 2015, and 4.2% in 2014. We estimate that, in the second quarter of 2017, home prices on a national basis surpassed the peak previously reached in the third quarter of 2006 for the first time, exceeding the previous 2006 peak by an estimated 2.4%. Our home price estimates are based on preliminary data and are subject to change as additional data become available. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1.7% -5.4% -12.0% -3.8% -4.1% -3.9% 6.5% 10.7% 4.5% 5.2% 5.4% 1.1% S&P/Case-Shiler Index Home Price Growth/Decline Rates in the U.S. Note: Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2017. Including subsequent data may lead to materialy diferent results. * Year-to-date as of June 2017. ** Year-to-date as of Q1 2017. As comparison, Fannie Mae's index for the same period is 1.1%. © 2017 Fannie Mae. Trademarks of Fannie Mae. 3 * **

One Year Home Price Change as of 2017 Q2 NC 5.6% 2.5% WA 10.8% 3.6% CA 7.1% 19.6% IA 3.7% 0.7% IL 3.4% 3.8% IN 4.8% 1.1%KS 3.5% 0.5% LA 3.3% 0.9% ME 4.7% 0.3% MO 4.6% 1.3% MS 1.8% 0.4% ND 1.3% 0.2% NM 3.6% 0.5% OH 4.8% 2.0% OK 2.7% 0.7% PA 4.3% 3.0% SD 4.4% 0.2% VA 3.2% 3.5% WV 2.2% 0.2% WY 0.7% 0.2% AL 3.5% 1.0% AR 3.1% 0.5% CO 9.1% 2.9% FL 6.9% 5.6% GA 6.9% 2.7% ID 7.2% 0.6% KY 5.8% 0.6% MI 8.6% 2.3% MN 5.5% 2.1% MT 5.2% 0.3% NE 5.7% 0.5% NV 8.1% 1.1% NY 5.1% 5.2% OR 9.2% 1.8% SC 5.1% 1.2% TN 7.9% 1.3% TX 5.5% 6.1% UT 8.5% 1.2% WI 5.2% 1.8% AZ 7.9% 2.5% State: FL Growth Rate: 6.9% UPB % : 5.6% United States: 5.5% (1) Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2017. UPB estimates are based on data available through the end of June 2017. Including subsequent data may lead to materialy diferent results. (2) “UPB %” refers to unpaid principal balance of loans on properties in the applicable state as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. © 2017 Fannie Mae. Trademarks of Fannie Mae. 4 AK -0.7% 0.2% Growth Rate UPB % CT DC DE MA MD NH NJ RI VT 0.2% 0.3% 3.7% 0.5% 2.7% 2.9% 0.4% 0.4% 1.3% 6.3% 7.7% 2.3% 5.5% 2.6% 5.6% 0.1% 11.4% 0.5% HI 6.3% 0.7% State Growth RateBelow 0% 0% to 5% 5% to 10% 10% and Above (1) (2) (2)

SC 5.7% 1.2% PA 7.1% 3.0% NC 7.6% 2.5%AZ-19.3% 2.5% FL -20.5% 5.6% NV -24.8% 1.1% CA -7.5% 19.6% IN 12.9% 1.1%KS 16.2% 0.5% KY14.6% 0.6% LA 19.0% 0.9% MT 21.4% 0.3% ND 53.7% 0.2% NE 21.1% 0.5% OK 17.9% 0.7% OR 15.0% 1.8% SD 27.9% 0.2% TN 16.0% 1.3% TX 35.5% 6.1% UT 22.4% 1.2% WA 15.7% 3.6% WY 16.7% 0.2% CO 38.5% 2.9% IA 17.3% 0.7% IL -9.8% 3.8% VA -6.5% 3.5% MI -1.0% 2.3% NM -1.9% 0.5% AL 3.4% 1.0% GA 0.9% 2.7% ID 4.8% 0.6% ME 2.4% 0.3% MN 2.3% 2.1% MS 2.0% 0.4% NY 2.9% 5.2% OH 2.2% 2.0% WI 4.1% 1.8% AR 6.8% 0.5% WV 7.6% 0.2% MO 7.0% 1.3% State: FL Growth Rate: -20.5% UPB % : 5.6% United States: 2.4% Home Price Change From 2006 Q3 Through 2017 Q2 We estimate that, in the second quarter of 2017, home prices on a national basis surpassed the peak previously reached in the third quarter of 2006 for the first time, exceeding the previous 2006 peak by an estimated 2.4%. (1) Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2017. UPB estimates are based on data available through the end of June 2017. Including subsequent data may lead to materialy diferent results. (2) “UPB %” refers to unpaid principal balance of loans on properties in the applicable state as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. © 2017 Fannie Mae. Trademarks of Fannie Mae. 5 AK 11.4% 0.2% HI 5.6% 0.7% Growth Rate UPB % CT DC DE MA MD NH NJ RI VT 0.2% 0.3% 3.7% 0.5% 2.7% 2.9% 0.4% 0.4% 1.3% 2.7% -12.1% -16.1% -3.8% -15.5% 5.6% -13.4% 47.5% -17.1% State Growth Rate Below -15% -15% to -5% -5% to 0% 0% to 5% 5% to 10% 10% and Above (1) (2) (2)

Q2 2017 Single-Family Acquisitions Excl. Refi Plus Q1 2017 Single-Family Acquisitions Excl. Refi Plus Ful Year 2016 Single-Family Acquisitions Excl. Refi Plus Q4 2016 Single-Family Acquisitions Excl. Refi Plus Q3 2016 Single-Family Acquisitions Excl. Refi Plus Q2 2016 Single-Family Acquisitions Excl. Refi Plus Unpaid Principal Balance (UPB) ($B) Weighted Average Origination Note Rate 4.25% $117.6 4.26% $121.2 4.00% $113.4 4.00% $118.5 3.73% $558.9 3.74% $581.0 3.57% $173.1 3.58% $178.2 3.66% $160.2 3.66% $165.6 3.82% $129.2 3.83% $135.0 <= 60% 60.01% to 70% 70.01% to 80% 80.01% to 90% 90.01% to 100% > 100% Weighted Average Origination LTV Ratio 76.3% 0.0% 19.2% 12.7% 39.9% 12.0% 16.2% 76.1% 0.2% 18.8% 12.7% 39.3% 12.1% 16.8% 73.3% 0.0% 14.8% 11.1% 38.6% 14.4% 21.1% 73.2% 0.3% 14.5% 11.1% 37.8% 14.5% 21.7% 73.6% 0.0% 14.8% 11.5% 38.8% 14.5% 20.4% 73.6% 0.4% 14.6% 11.6% 38.1% 14.5% 20.7% 72.0% 0.0% 12.8% 10.6% 37.5% 15.6% 23.5% 71.9% 0.2% 12.7% 10.7% 37.1% 15.6% 23.8% 73.9% 0.0% 15.5% 11.7% 38.4% 14.2% 20.2% 73.8% 0.3% 15.3% 11.8% 37.8% 14.3% 20.6% 74.8% 0.0% 16.3% 12.2% 39.7% 13.8% 18.0% 74.7% 0.4% 16.0% 12.3% 38.9% 13.9% 18.5% Origination Loan-to-Value (LTV) Ratio < 620 620 to < 660 660 to < 700 700 to < 740 >=740 Weighted Average FICO Credit Score 746 59.5% 22.6% 12.8% 5.0% 0.0% 745 58.7% 22.6% 13.1% 5.2% 0.3% 747 60.4% 22.2% 12.7% 4.7% 0.0% 746 59.4% 22.1% 13.0% 5.0% 0.4% 752 64.9% 20.4% 10.9% 3.8% 0.0% 750 63.9% 20.4% 11.3% 4.1% 0.3% 754 66.9% 19.8% 10.0% 3.3% 0.0% 753 66.1% 19.8% 10.3% 3.6% 0.2% 753 66.1% 19.9% 10.4% 3.6% 0.0% 752 65.2% 19.9% 10.7% 3.9% 0.3% 751 63.6% 21.1% 11.4% 3.8% 0.0% 749 62.5% 21.0% 11.8% 4.2% 0.4% FICO Credit Scores Credit Characteristics of Single-Family Business Acquisitions Fixed-rate Adjustable-rate Alt-A Interest Only Investor Condo/Co-op Refinance 37.1% 9.9% 6.7% 0.0% 0.0% 3.4% 96.6% 39.0% 10.0% 7.0% 0.0% 0.3% 3.4% 96.6% 53.4% 9.9% 7.3% 0.0% 0.0% 2.2% 97.8% 55.4% 9.8% 7.7% 0.0% 0.3% 2.1% 97.9% 54.0% 9.6% 5.6% 0.0% 0.0% 1.6% 98.4% 55.7% 9.6% 6.0% 0.0% 0.3% 1.5% 98.5% 60.1% 9.4% 5.5% 0.0% 0.0% 1.1% 98.9% 61.2% 9.4% 5.7% 0.0% 0.2% 1.1% 98.9% 51.5% 9.5% 5.2% 0.0% 0.0% 1.6% 98.4% 53.0% 9.5% 5.4% 0.0% 0.2% 1.6% 98.4% 51.3% 10.0% 5.7% 0.0% 0.0% 1.5% 98.5% 53.4% 9.9% 6.1% 0.0% 0.3% 1.5% 98.5% Certain Characteristics Purchase Cash-out refinance Other refinance 16.9% 20.2% 62.9% 19.4% 19.6% 61.0% 28.7% 24.7% 46.6% 31.8% 23.6% 44.6% 33.9% 20.1% 46.0% 36.4% 19.3% 44.3% 38.6% 21.5% 39.9% 40.3% 20.9% 38.8% 33.0% 18.4% 48.5% 35.2% 17.8% 47.0% 32.1% 19.2% 48.7% 35.0% 18.4% 46.6% Loan Purpose Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes the Home Afordable Refinance Program ® (“HARP ®”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Newly originated Alt-A loans for the applicable periods consist of the refinance of existing loans under our Refi Plus initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Form 10-K. (1) (2) (3) (4) Single-Family Acquisitions 4.9% 6.9% 22.8% Single-Family Acquisitions 4.6% 6.3% 23.7% Single-Family Acquisitions California Texas Florida 6.8% 7.6% 18.9% Single-Family Acquisitions 5.4% 7.1% 23.0% Single-Family Acquisitions 5.1% 6.9% 22.9% Single-Family Acquisitions 6.0% 7.3% 20.3% © 2017 Fannie Mae. Trademarks of Fannie Mae. 6 Acquisition Period (4) (2) (2) (2) (2) (2) (2) (3) (1) Top 3 Geographic Concentrations ®

Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes HARP. <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >=740 660 to < 740 620 to < 660 < 620 Total 100.0% 0.3% 5.1% 35.4% 59.1% 0.3% 0.0% 0.0% 0.1% 0.1% 28.7% 0.1% 1.2% 11.4% 16.0% 51.8% 0.1% 2.8% 18.1% 30.7% 19.2% 0.1% 1.1% 5.7% 12.3% <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >=740 660 to < 740 620 to < 660 < 620 Total 100.0% 0.5% 4.6% 33.5% 61.3% 0.5% 0.1% 0.1% 0.2% 0.2% 27.8% 0.1% 1.2% 10.8% 15.8% 53.1% 0.2% 2.5% 17.6% 32.8% 18.6% 0.1% 0.9% 5.0% 12.6% <= 60% 60.01% to 80% 80.01% to 95% >95% Total >=740 660 to < 740 620 to < 660 Total 100.0% 4.8% 35.2% 59.9% 3.8% 0.2% 1.8% 1.9% 25.1% 0.9% 9.7% 14.5% 52.4% 2.8% 18.3% 31.4% 18.6% 1.0% 5.4% 12.2% <= 60% 60.01% to 80% 80.01% to 95% >95% Total >=740 660 to < 740 620 to < 660 Total 100.0% 4.2% 33.2% 62.6% 2.0% 0.1% 1.0% 1.0% 25.9% 0.9% 9.8% 15.2% 54.0% 2.4% 17.7% 33.8% 18.1% 0.8% 4.7% 12.6% Credit Profile for Single-Family Acquisitions (Excluding Refi Plus) FIC O Cr ed it S co re FIC O Cr ed it S co re FIC O Cr ed it S co re FIC O Cr ed it S co re FIC O Cr ed it S co re FIC O Cr ed it S co re (1) (2) (3) © 2017 Fannie Mae. Trademarks of Fannie Mae. 7 <= 60% 60.01% to 80% 80.01% to 95% >95% Total >=740 660 to < 740 620 to < 660 Total 0.0% 0.6% 2.0% -2.6% 1.8% 0.1% 0.8% 0.9% -0.8% 0.0% -0.1% -0.7% -1.5% 0.4% 0.5% -2.4% 0.6% 0.2% 0.7% -0.4% <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >=740 660 to < 740 620 to < 660 <620 Total 0.0% -0.1% 0.5% 1.9% -2.2% -0.2% 0.0% 0.0% -0.1% -0.1% 0.8% 0.0% 0.0% 0.6% 0.2% -1.2% -0.1% 0.3% 0.6% -2.1% 0.6% 0.0% 0.2% 0.8% -0.3% Credit Profile for Single-Family Acquisitions Credit Risk Profile Summary of Single-Family Business Acquisitions For the Six Months Ended June 30, 2017 For the Six Months Ended June 30, 2017 For the Six Months Ended June 30, 2016 For the Six Months Ended June 30, 2016 Change in Acquisitions Profile Change in Acquisitions Profile Origination LTV Ratio Origination LTV Ratio Origination LTV Ratio Origination LTV Ratio Origination LTV Ratio Origination LTV Ratio (2) (2) (2) (2) (2) (2) (3) (1)

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 40% 60% 80% 100% Or igin ati on LT V R ati o 0% 5% 10% 15% 20% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Origination Loan-to-Value (OLTV) Ratio 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 660 680 700 720 740 760 780 FIC O Cr ed it S co re 0% 5% 10% 15% 20% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s FICO Credit Score 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Share of Single-Family Business Acquisitions: Fixed-rate Product 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Share of Single-Family Business Acquisitions: Loan Purpose - Purchase Product Feature Weighted Average Origination LTV Ratio Origination LTV > 90% Weighted Average FICO Credit Score FICO Credit Score < 620 Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Loans acquired after 2009 with FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. Certain Credit Characteristics of Single-Family Business Acquisitions: 2006 - 2017 (1) (2) . © 2017 Fannie Mae. Trademarks of Fannie Mae. 8 * Year-to-date through June 30, 2017. (2) (1) ** * *

2010 2011 2012 2013 2014 2015 2016 2017 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s 1%1%2% 3%3%4%6% 14%16%10%10% 6% 9%9%14%14% 43% 52%48%36% 48% 55%52%54% 53% 44%45%52% 30% 21%24%23% Single-Family Business Acquisitions by Loan Purpose HARP Refi Plus Acquisitions (Excluding HARP) Refinance Acquisitions (Excluding Refi Plus) Purchase Acquisitions 2010 HARP Refi Plus (Excl. HARP) 2011 HARP Refi Plus (Excl. HARP) 2012 HARP Refi Plus (Excl. HARP) 2013 HARP Refi Plus (Excl. HARP) 2014 HARP Refi Plus (Excl. HARP) 2015 HARP Refi Plus (Excl. HARP) 2016 HARP Refi Plus (Excl. HARP) 2017 HARP Refi Plus (Excl. HARP) Unpaid Principal Balance (UPB) ($B) Weighted Average Origination Note Rate 4.68% $80.5 5.00% $59.0 4.44% $81.2 4.78% $55.6 3.89% $73.8 4.14% $129.9 3.80% $64.4 4.04% $99.5 4.39% $23.5 4.62% $21.5 4.08% $19.2 4.23% $11.2 3.89% $14.7 4.05% $7.4 4.11% $6.2 4.28% $2.5 Credit Characteristics of Single-Family Business Acquisitions Under the Refi Plus Initiative Our Refi Plus initiative, which started in April 2009, includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. © 2017 Fannie Mae. Trademarks of Fannie Mae. 9 <=80% 80.01% to 105% 105.01% to 125% >125% Weighted Average Origination LTV Ratio 62.3% 0.0% 0.0% 0.0% 100.0% 92.2% 0.0% 5.6% 94.4% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 94.3% 0.0% 11.9% 88.1% 0.0% 61.1% 0.0% 0.0% 0.0% 100.0% 111.0% 20.7% 22.1% 57.2% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 109.8% 20.1% 21.5% 58.4% 0.0% 61.3% 0.0% 0.0% 0.0% 100.0% 101.5% 9.9% 16.9% 73.3% 0.0% 60.4% 0.0% 0.0% 0.0% 100.0% 98.4% 7.0% 15.0% 78.0% 0.0% 60.0% 0.0% 0.0% 0.0% 100.0% 96.9% 5.4% 13.5% 81.1% 0.0% 58.6% 0.0% 0.0% 0.0% 100.0% 96.2% 4.7% 12.8% 82.5% 0.0% Origination LTV Ratio < 620 620 to < 660 660 to < 740 >=740 Weighted Average FICO Credit Score 760 72.3% 23.9% 2.4% 1.4% 746 61.2% 33.1% 3.6% 2.0% 758 70.0% 25.6% 2.8% 1.7% 746 61.5% 32.6% 3.8% 2.1% 753 66.9% 26.0% 4.2% 2.9% 738 56.6% 33.8% 6.0% 3.7% 737 55.8% 31.9% 6.9% 5.3% 722 45.1% 38.7% 9.5% 6.7% 717 43.0% 36.5% 11.2% 9.3% 704 33.9% 41.0% 14.5% 10.6% 722 46.3% 34.4% 10.5% 8.8% 706 34.8% 41.1% 14.6% 9.5% 717 41.6% 37.5% 11.6% 9.2% 703 30.8% 44.9% 15.3% 9.1% 713 38.4% 40.0% 12.1% 9.4% 703 30.0% 46.1% 15.2% 8.8% FICO Credit Scores (1) (2) * Year-to-date through June 30, 2017. Acquisition Year (1) (2) * * Acquisitions

Overal Book Origination Year 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 & Earlier Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Average Unpaid Principal Balance Serious Delinquency Rate Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV Ratio > 100% and <= 125% Mark-to-Market LTV Ratio > 125% Weighted Average FICO Credit Score FICO < 620 Interest Only Negative Amortizing Fixed-rate Primary Residence Condo/Co-op Credit Enhanced Cumulative Default Rate 36.6% 9.3% 88.4% 94.6% 0.1% 1.5% 1.9% 745 0.3% 1.0% 57.9% 16.5% 74.8% 1.01% $164,659 100.0% $2,827.6 16.2% 9.2% 89.4% 70.1% 1.0% 11.5% 9.4% 699 1.6% 5.1% 59.4% 14.4% 75.3% 4.09% $99,070 11.2% $315.4 0.8% 3.6% 8.6% 90.6% 97.3% 0.0% 1.1% 1.0% 751 0.0% 0.2% 47.8% 6.4% 69.5% 0.87% $134,710 3.2% $89.7 0.6% 4.8% 8.1% 89.1% 96.7% 0.0% 0.9% 0.8% 756 0.0% 0.1% 46.0% 10.0% 71.0% 0.54% $137,149 4.6% $130.1 0.4% 6.9% 8.3% 86.9% 96.2% 0.0% 0.5% 0.8% 757 0.0% 0.1% 44.5% 12.2% 71.1% 0.42% $138,204 5.6% $159.1 0.4% 23.1% 8.7% 88.6% 98.1% 0.0% 0.3% 1.1% 759 0.2% 1.0% 48.3% 19.0% 76.5% 0.29% $170,216 15.7% $445.3 0.3% 46.1% 10.0% 85.9% 98.0% 0.0% 0.2% 1.8% 750 0.3% 1.2% 53.2% 20.6% 76.8% 0.40% $167,695 13.7% $387.3 0.2% 60.8% 9.7% 85.8% 96.1% 0.0% 0.0% 1.5% 742 0.1% 0.5% 60.4% 19.9% 76.9% 0.46% $171,623 7.6% $215.2 0.0% 64.9% 9.7% 88.1% 97.8% 0.0% 0.0% 0.6% 748 0.1% 0.3% 63.0% 16.7% 75.1% 0.23% $200,571 12.7% $358.6 0.0% 46.9% 9.5% 90.4% 98.7% 0.0% 0.0% 0.3% 750 0.0% 0.2% 67.2% 15.3% 73.6% 0.07% $224,167 19.4% $547.2 0.0% 33.6% 9.8% 88.3% 97.0% 0.0% 0.0% 0.3% 744 0.0% 0.2% 73.4% 17.8% 75.3% 0.01% $220,505 6.4% $179.8 Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of June 30, 2017. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Loans acquired after 2009 with FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring colateral, leters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. Because we include loans in reference pools for our Connecticut Avenue Securities™ and Credit Insurance Risk Transfer™ credit risk transfer transactions on a lagged basis (typicaly about six months to one year after we initialy acquire the loans), we expect the percentage of our 2016 and 2017 single-family loan acquisitions with credit enhancement wil increase in the future. Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2008 and earlier cumulative default rates, refer to slide 18. © 2017 Fannie Mae. Trademarks of Fannie Mae. 10 (1) (2) (3) (4) . Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year (1) (1) (2) (2) (3) (4) As of June 30, 2017 n/a n/a

Categories Not Mutualy Exclusive Interest Only Loans Loans with FICO < 620 Loans with FICO ≥ 620 and < 660 Loans with Origination LTV Ratio > 90% Loans with FICO < 620 and Origination LTV Ratio > 90% Alt-A Loans Refi PlusIncluding HARP Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Average Unpaid Principal Balance Serious Delinquency Rate Acquisition Years 2005-2008 Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV Ratio > 100% and <= 125% Mark-to-Market LTV Ratio > 125% Weighted Average FICO Credit Score FICO < 620 Fixed-rate Primary Residence Condo/Co-op Credit Enhanced 11.6% 9.3% 84.2% 99.0% 5.7% 731 0.8% 3.1% 59.1% 38.7% 86.2% 0.0% 0.72% $142,976 14.4% $406.2 9.4% 9.4% 77.0% 67.4% 3.3% 710 2.3% 7.3% 66.1% 17.3% 79.1% 56.5% 4.52% $142,819 2.8% $79.7 50.3% 5.9% 93.9% 90.0% 100.0% 582 5.1% 13.2% 83.5% 100.0% 108.8% 28.1% 7.25% $129,826 0.6% $16.2 69.6% 9.5% 93.8% 97.1% 3.5% 731 1.2% 4.1% 79.3% 100.0% 102.1% 6.8% 1.60% $173,169 16.5% $466.1 32.2% 6.0% 93.3% 89.8% 0.0% 642 1.1% 3.4% 63.8% 22.1% 78.5% 23.3% 3.54% $137,218 5.3% $149.3 20.8% 4.7% 94.2% 85.3% 100.0% 583 2.1% 5.9% 65.3% 30.6% 82.0% 38.2% 6.24% $115,198 1.9% $53.1 13.2% 14.2% 86.0% 24.7% 1.7% 721 3.0% 9.8% 72.3% 8.4% 74.3% 81.9% 5.97% $223,428 1.5% $41.0 Loans with multiple product features are included in al applicable categories. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Form 10-K. Our Refi Plus initiative, which started in April 2009, includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of June 30, 2017. Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring colateral, leters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. © 2017 Fannie Mae. Trademarks of Fannie Mae. 11 Subtotal of Certain Product Features 40.3% 8.6% 90.6% 92.1% 5.9% 718 0.8% 2.9% 66.8% 51.7% 86.3% 13.7% 1.96% $150,782 31.9% $900.9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features (1) (2) (3) (4) (5) (6) (7) . (1) (2) (3) (2) (2) (4) (6) (6) (7) As of June 30, 2017 (2) (2) (5)

Midwest Northeast Southeast Southwest West 12.7% 7.0% 26.5% 36.5% 17.3% 898 642 856 1,457 590 2,824 3,496 8,628 9,227 7,196 1,233 1,654 3,808 3,289 3,084 728 1,388 3,106 2,556 2,110 0.52% 0.69% 1.17% 1.85% 0.94% 11.0% 12.9% 27.5% 31.0% 17.6% 0.7% 0.5% 2.1% 2.0% 1.4% 51.2% 59.1% 61.9% 58.9% 62.2% 28.1% 17.1% 22.1% 18.0% 14.7% $793.9 $484.9 $625.0 $508.1 $415.7 Regions Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of June 30, 2017. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of June 30, 2017. “Seriously delinquent loans” refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state or region. “Serious delinquency rate” refers to the number of single-family conventional loans that were seriously delinquent in the applicable state or region, divided by the number of loans in our single-family conventional guaranty book of business in that state or region. Measured from the borowers’ last paid instalment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first six months of 2017. Home Equity Conversion Mortgages (HECMs) insured by HUD are excluded from this calculation. Expressed as a percentage of credit losses for the single-family guaranty book of business. Credit losses consist of (a) charge-ofs, net of recoveries and (b) foreclosed property expense (income), adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. For information on total credit losses, refer to Fannie Mae’s 2017 Q2 Form 10-Q. Select states represent the top ten states in UPB of the single-family conventional guaranty book of business as of June 30, 2017. For information on which states are included in each region, refer to the single-family mortgage credit risk management discussion in Fannie Mae’s 2017 Q2 Form 10-Q. © 2017 Fannie Mae. Trademarks of Fannie Mae. 12 Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States SF Conventional Guaranty Book of Business as of June 30, 2017 Seriously Delinquent Loans as of June 30, 2017 Real Estate Owned (REO) Credit Loss (1) (2) (3) (4) (5) (6) Al States 100.0%91831,37113,0689,8881.01%100.0%1.3%57.9%100.0%$2,827.6 Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV >100% Seriously Delinquent Loan Share Serious Delinquency Rate Q2 2017 Acquisitions (# of properties) Q2 2017 Dispositions (# of properties) REO Ending Inventory as of 6/30/17 Average Days to Foreclosure % of YTD 2017 Credit Losses California Texas Florida New York Ilinois New Jersey Washington Virginia Pennsylvania Colorado 0.1% 4.8% 1.7% 0.6% 12.8% 9.0% 10.9% 12.8% 0.6% 8.8% 736 853 544 1,066 1,875 746 1,907 1,335 619 644 92 1,484 787 451 3,046 2,107 1,940 2,901 715 1,100 55 604 331 194 1,060 867 602 1,510 378 581 20 493 312 99 797 477 539 1,124 249 352 0.27% 1.42% 0.68% 0.58% 2.49% 1.28% 2.21% 1.51% 0.62% 0.43% 0.7% 5.0% 2.0% 1.7% 7.7% 5.5% 9.7% 9.6% 4.2% 5.8% 0.0% 1.2% 1.1% 0.2% 4.0% 3.6% 1.7% 4.5% 0.0% 0.6% 53.3% 62.3% 61.3% 52.9% 63.0% 64.2% 54.0% 62.6% 57.8% 49.3% 2.9% 3.0% 3.5% 3.6% 3.7% 3.8% 5.2% 5.6% 6.1% 19.6% $82.5 $84.1 $98.0 $101.7 $105.5 $107.6 $146.2 $159.7 $173.8 $554.3 (1) (2) (3) (4) (6) Select States(5) (2) (2) Total

Based on states with the largest volume of seriously delinquent loans in our single-family conventional guaranty book of business as of June 30, 2017. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state. Share of REO ending inventory calculated as the number of properties in the single-family REO ending inventory for the state divided by the total number of single-family properties in the REO ending inventory for the specified time period. 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 0K 40K 80K 120K 160K 200K 240K 280K 320K 360K SD Q Vo lum e 0% 5% 10% 15% 20% 25% 174K 9.7% 7.7% 9.6% 5.8% 10.6% 10.2% 5.5% 5.5% 14.1% 5.2% Seriously Delinquent Loan Share by Select States California Florida Ilinois New Jersey New York SDQ Volume 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 0K 20K 40K 60K 80K 100K RE O En din g I nv en tor y 0% 5% 10% 15% 20% 25% 31K 3.8% 2.7% 6.2%4.2% 9.7%10.2% 6.7% 21.7% 9.2% 3.5% REO Ending Inventory Share by Select States California Florida Ilinois New Jersey New York REO Ending Inventory (1) (2) (3) . Seriously Delinquent Loan and REO Ending Inventory Share by Select States © 2017 Fannie Mae. Trademarks of Fannie Mae. 13 (1) (2) (3)

Single-Family Short Sales and REO Sales Prices to Unpaid Principal Balance (UPB) of Mortgage Loans 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 60% 70% 80% 90% 69.8% 72.4% 72.6% 73.1% 75.0% 73.9% 73.6% 74.1%72.5% 75.2%76.3% 79.3% 79.9% 81.9% 80.9% 80.3% 80.9%79.7%79.3% 82.3% REO Direct Sale Dispositions: Sales Prices to UPB Net Sales Prices to UPB Trends for Top 10 States REO Gross Sales/UPB REO Net Sales/UPB 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 60% 70% 80% 90% 72.6% 73.8% 73.5% 73.3% 74.6% 73.7% 74.1% 75.3%73.6% 74.1% 80.7% 82.0% 81.7% 83.2% 82.4% 82.5%82.4% 84.2%82.7%82.0% Short Sales: Sales Prices to UPB Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Florida New Jersey Ilinois Ohio New York Michigan Pennsylvania California Maryland Texas 91.0% 67.7% 87.7% 66.6% 68.0% 70.3% 60.0% 62.5% 65.2% 81.7% 95.6% 70.4% 88.3% 60.6% 62.4% 68.3% 58.6% 64.7% 63.9% 80.5% 95.3% 70.4% 87.2% 64.9% 60.9% 66.9% 58.1% 63.3% 63.0% 79.7% 98.0% 69.3% 88.1% 65.0% 62.7% 68.2% 59.2% 64.3% 59.9% 80.1% 98.9% 73.8% 86.6% 66.6% 65.7% 64.5% 62.4% 63.2% 61.0% 79.5% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Florida New Jersey Ilinois California New York Maryland Nevada Arizona Virginia Pennsylvania 74.3% 80.3% 81.1% 76.2% 72.7% 73.1% 84.1% 70.2% 64.0% 77.5% 72.5% 79.5% 80.3% 70.7% 70.0% 74.7% 81.9% 70.6% 62.5% 74.3% 73.7% 78.2% 79.4% 73.3% 73.0% 74.8% 81.4% 69.1% 65.1% 73.4% 75.3% 78.6% 79.0% 74.3% 70.8% 72.9% 80.8% 70.9% 65.8% 73.1% 73.6% 80.3% 79.1% 74.4% 70.8% 71.6% 81.2% 65.8% 64.9% 71.8% Short Sales Gross Sales/UPB Short Sales Net Sales/UPB Includes REO properties that have been sold to a third party (excluding properties that have been repurchased by the seler/servicer, acquired by a mortgage insurance company, or redeemed by a borower). Sales Prices to UPB are calculated as the sum of sales proceeds received divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to the seler or other parties at closing. The states shown had the greatest volume of properties sold in the first six months of 2017 in each respective category. © 2017 Fannie Mae. Trademarks of Fannie Mae. 14 (1) (2) (3) (1) (2) (2) (2)(3) REO Net Sales Prices to UPB Short Sales Net Sales Prices to UPB

Foreclosure Alternatives Consists of (a) modifications, which do not include trial modifications, loans to certain borowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed and (b) repayment plans and forbearances completed. Consists of (a) short sales, in which the borower, working with the servicer and Fannie Mae, sels the home prior to foreclosure for less than the amount owed to pay of the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borower’s voluntarily signing over title to the property. 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 0K 5K 10K 15K 20K 25K 30K 35K # o f L oa ns 2K 2K 2K 2K 2K 2K 1K 1K 1K 4K 4K 4K 3K 3K 3K 3K 2K 2K 2K 6K 6K 6K 5K 5K 4K 4K 4K 3K 3K © 2017 Fannie Mae. Trademarks of Fannie Mae. 15 Short Sales Deeds-in-Lieu 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 0K 5K 10K 15K 20K 25K 30K 35K # o f L oa ns 22K20K 17K 21K21K21K19K 22K 26K27K 2K 2K 2K 2K2K1K 1K 1K 2K2K 29K 28K 24K 20K 22K 23K 22K 19K 22K 23K Modifications Repayment Plans and Forbearances Completed (1) (2) . Home Retention Solutions Single-Family Loan Workouts (1) (2)

Modifications reflect permanent modifications which does not include loans curently in trial modifications. Defined as total number of completed modifications for the time periods noted. 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 Modifications 19,92817,32520,80221,27820,89919,09922,19926,21426,70025,90828,861 Re-performance Rates of Modified Single-Family Loans © 2017 Fannie Mae. Trademarks of Fannie Mae. 16 (1) (2) 3 Months Post Modification 6 Months Post Modification 9 Months Post Modification 12 Months Post Modification 15 Months Post Modification 18 Months Post Modification 21 Months Post Modification 24 Months Post Modification n/a n/a n/a 79% n/a n/a n/a 71% 77% n/a n/a n/a 67% 69% 75% n/a n/a n/a 66% 67% 68% 77% n/a n/a n/a 65% 66% 65% 70% 79% n/a n/a 65% 64% 64% 67% 72% 78% n/a 65% 63% 62% 64% 67% 69% 76% 68% 65% 64% 64% 67% 67% 69% 77% 67% 65% 65% 66% 67% 68% 72% 79% 67% 66% 67% 66% 67% 70% 74% 80% 68% 68% 67% 67% 69% 71% 74% 79% % Current or Paid Of (1) (2) n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a

Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31 for the time periods noted, with the exception of 2017 which is as of June 30. Based on the single-family credit losses for the year ended December 31 for the time periods noted, with the exception of 2017 which is as of June 30. Credit losses consist of (a) charge-ofs, net of recoveries and (b) foreclosed property expense (income), adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Does not reflect the impact of recoveries that have not been alocated to specific loans. Negative values are the result of recoveries on previously recognized credit losses. Beginning in 2015, credit losses also include the impact of our redesignation from held for investment to held for sale of certain nonperforming and reperforming single-family loans expected to be sold in the foreseeable future, as wel as the charge-of provisions of the Federal Housing Finance Agency’s Advisory Buletin AB 2012-02, “Framework for Adversely Classifying Loans, Other Real Estate Owned, and Other Assets and Listing Assets for Special Mention.” Loans with multiple product features are included in al applicable categories. Categories are not mutualy exclusive. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus Initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Form 10-K. For a description of our subprime loan classification criteria, refer to Fannie Mae’s 2016 Form 10-K. Select states represent the top ten states with the highest percentage of single-family credit losses for the six months ended June 30, 2017. © 2017 Fannie Mae. Trademarks of Fannie Mae. 17 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business (1) (2) (3) (4) (5) (6) (7) Florida New Jersey New York Ilinois California Pennsylvania Maryland Ohio Connecticut Nevada Al Other States 50.6% 1.0% 1.4% 2.2% 2.8% 3.1% 19.0% 4.2% 5.6% 4.0% 6.0% 50.8% 1.0% 1.4% 2.1% 2.8% 3.1% 19.6% 4.1% 5.6% 4.0% 5.7% 51.0% 1.0% 1.3% 2.1% 2.7% 3.0% 19.6% 4.1% 5.5% 4.0% 5.6% 51.4% 1.0% 1.3% 2.0% 2.7% 3.0% 19.7% 4.0% 5.4% 3.9% 5.6% 51.9% 1.0% 1.3% 2.0% 2.7% 3.0% 19.6% 3.9% 5.2% 3.8% 5.6% 52.1% 1.1% 1.3% 2.0% 2.7% 3.0% 19.6% 3.8% 5.2% 3.7% 5.6% 35.4% 4.8% 0.9% 3.3% 1.8% 1.6% 18.4% 9.6% 0.9% 2.0% 21.4% 32.1% 3.8% 1.4% 4.1% 3.1% 3.0% 5.1% 12.9% 1.9% 3.7% 28.9% 26.7% 1.4% 2.8% 4.2% 5.9% 4.2% -0.8% 10.9% 4.8% 7.2% 32.6% 18.6% 1.8% 2.3% 2.2% 3.8% 3.4% 1.4% 7.8% 16.4% 21.6% 20.8% 29.5% 1.2% 2.7% 4.3% 3.9% 5.0% 2.1% 8.7% 18.3% 16.5% 7.9% 28.0% 2.4% 2.8% 3.3% 4.5% 4.8% 8.8% 9.0% 10.9% 12.8% 12.8% Select State % of Single-Family Conventional Guaranty Book of Business 2017 2016 2015 2014 2013 2012 % of Single-Family Credit Losses 2017 2016 2015 2014 2013 2012 Negative Amortizing Interest Only FICO < 620 FICO 620 to < 660 Origination LTV Ratio > 90% FICO < 620 and Origination LTV Ratio > 90% Alt-A Subprime Refi Plus including HARP 16.5% 0.2% 5.6% 0.7% 12.8% 6.0% 2.9% 3.7% 0.3% 19.5% 0.1% 4.7% 0.7% 15.1% 5.5% 2.6% 2.9% 0.2% 19.1% 0.1% 4.2% 0.7% 15.9% 5.5% 2.5% 2.5% 0.2% 17.6% 0.1% 3.7% 0.7% 16.3% 5.5% 2.3% 2.1% 0.1% 15.4% 0.1% 3.1% 0.6% 16.4% 5.3% 2.0% 1.7% 0.1% 14.4% 0.1% 2.8% 0.6% 16.5% 5.3% 1.9% 1.5% 0.1% 3.5% 1.1% 23.7% 2.3% 16.8% 14.2% 7.8% 21.8% 0.5% 7.4% -0.2% 26.0% 2.0% 20.8% 15.7% 7.0% 18.7% 0.8% 10.4% 1.3% 17.4% 2.9% 15.3% 17.6% 12.1% 10.2% 0.9% 7.8% 1.6% 29.3% 2.7% 16.4% 18.3% 11.1% 18.0% 1.2% 14.0% 1.3% 24.9% 3.9% 21.9% 21.3% 14.5% 12.2% 0.3% 16.3% 1.4% 21.3% 4.3% 27.0% 20.3% 13.7% 15.7% 0.2% 2009 - YTD 2017 2005 - 2008 2004 & Prior 13.1% 21.7% 65.3% 9.1% 14.7% 76.2% 7.3% 12.2% 80.5% 5.8% 10.1% 84.1% 4.5% 8.1% 87.4% 4.0% 7.2% 88.8% 13.1% 81.8% 5.1% 12.4% 77.6% 10.0% 12.0% 74.7% 13.3% 12.1% 77.6% 10.3% 16.4% 64.7% 19.0% 10.3% 66.3% 23.3% Vintage (1) (2) (3) (4) (4) (4) (5) (6) (7) Certain Product Features

© 2017 Fannie Mae. Trademarks of Fannie Mae. 18 Note: Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of June 30, 2017 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materialy, in future periods. Yr 1-Q 1 Yr 1-Q 2 Yr 1-Q 3 Yr 1-Q 4 Yr 2-Q 1 Yr 2-Q 2 Yr 2-Q 3 Yr 2-Q 4 Yr 3-Q 1 Yr 3-Q 2 Yr 3-Q 3 Yr 3-Q 4 Yr 4-Q 1 Yr 4-Q 2 Yr 4-Q 3 Yr 4-Q 4 Yr 5-Q 1 Yr 5-Q 2 Yr 5-Q 3 Yr 5-Q 4 Yr 6-Q 1 Yr 6-Q 2 Yr 6-Q 3 Yr 6-Q 4 Yr 7-Q 1 Yr 7-Q 2 Yr 7-Q 3 Yr 7-Q 4 Yr 8-Q 1 Yr 8-Q 2 Yr 8-Q 3 Yr 8-Q 4 Yr 9-Q 1 Yr 9-Q 2 Yr 9-Q 3 Yr 9-Q 4 Yr 10 -Q 1 Yr 10 -Q 2 Yr 10 -Q 3 Yr 10 -Q 4 Yr 11 -Q 1 Yr 11 -Q 2 Yr 11 -Q 3 Yr 11 -Q 4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Cu mu lat ive De fau lt R ate 2007 2006 2005 2008 2004 2003 2002 2010 2011 2009 2012 2013 20142015 2016 2017 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year Time Since Beginning of Origination Year

Loan Count UPB ($B) % of Multifamily Guaranty Book of Business % DUS ® Loans % SeriouslyDelinquent YTD 2017 Multifamily Credit Losses ($M) 2016 Multifamily Credit Losses ($M) 2015 Multifamily Credit Losses ($M) Total Multifamily Guaranty Book of Business ($56)($4)$20.04%97%100%$257.228,470 Multifamily Credit Profile by Loan Attributes Loans maturing in 2017 Loans maturing in 2018 Loans maturing in 2019 Loans maturing in 2020 Loans maturing in 2021 Other maturities ($40) $2 ($1) ($2) $0 ($15) ($9) $1 $5 $0 $4 ($3) $2 $0 $0 ($1) ($2) $2 0.01% 0.01% 0.17% 0.30% 0.04% 0.85% 97% 97% 97% 98% 95% 87% 78% 7% 6% 6% 3% 1% $200.4 $17.2 $14.5 $14.6 $8.8 $1.7 19,711 2,388 2,313 1,938 1,623 497 Maturity Dates Less than or equal to 70% Greater than 70% and less than or equal to 80% Greater than 80% $2 ($34) ($24) $0 $3 ($7) $0 $3 ($1) 0.17% 0.04% 0.04% 93% 99% 95% 2% 44% 54% $4.6 $113.0 $139.6 1,135 9,866 17,469 Origination LTV Ratio Less than or equal to $750K Greater than $750K and less than or equal to $3M Greater than $3M and less than or equal to $5M Greater than $5M and less than or equal to $25M Greater than $25M ($15) ($60) $9 $9 $1 $0 ($15) $6 $5 $0 $0 $0 $2 $0 $0 0.03% 0.03% 0.07% 0.27% 0.18% 98% 99% 93% 85% 24% 49% 40% 5% 5% 0% $125.9 $103.6 $13.9 $12.7 $1.1 2,484 9,486 3,819 8,120 4,561 Loan Size Distribution (1) (2) (3) (4) (5) (6) Represents the percentage of loans for a given category (row) comprised of DUS loans, measured by unpaid principal balance. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Dolar amount of multifamily credit-related losses/(gains) for the applicable period and category. Total credit losses for each period may not tie to sum of al categories due to rounding. Weighted average origination loan-to-value ratio is 67% as of June 30, 2017. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. Multifamily loans with an original unpaid balance of up to $3 milion nationwide or up to $5 milion in high cost markets. DUS - Smal Balance Loans DUS - Non Smal Balance Loans Total ($54) ($57) $3 ($3) ($6) $2 $3 $1 $2 0.04% 0.03% 0.21% 100% 100% 100% 97% 92% 5% $249.8 $236.6 $13.2 22,324 15,170 7,154 Delegated Underwriting and Servicing (DUS) Loans Non-DUS - Smal Balance Loans Non-DUS - Non Smal Balance Loans Total ($2) ($5) $2 ($1) ($2) $1 $0 $0 ($1) 0.12% 0.00% 0.24% 0% 0% 0% 3% 1% 1% $7.4 $3.8 $3.6 6,146 271 5,875 Non-Delegated Underwriting and Servicing (Non-DUS) Loans Lender Risk-Sharing No Recourse to the Lender ($32) ($24) ($14) $10 $0 $2 0.02% 0.05% 73% 98% 5% 95% $11.8 $245.4 1,904 26,566 Lender Risk-Sharing Fixed Variable ($22) ($34) $2 ($6) ($1) $3 0.01% 0.05% 97% 97% 20% 80% $50.2 $206.9 6,457 22,013 Interest Rate Type © 2017 Fannie Mae. Trademarks of Fannie Mae. 19 (1) (3) (3) (4) (5) (6) (6) (3)(2) As of June 30, 2017

UPB ($B) % of Multifamily Guaranty Book of Business % DUS Loans % SeriouslyDelinquent YTD 2017 Multifamily Credit Losses ($M) 2016 Multifamily Credit Losses ($M) 2015 Multifamily Credit Losses ($M) Total Multifamily Guaranty Book of Business ($56)($4)$20.04%97%100%$257.2 Multifamily Credit Profile by Loan Attributes (cont.) California Texas New York Florida Washington $1 ($3) $1 ($6) $0 $0 $0 $0 ($5) $0 $0 $0 $0 $0 $0 0.00% 0.00% 0.01% 0.15% 0.00% 99% 98% 85% 100% 96% 4% 7% 9% 12% 20% $9.7 $19.0 $23.8 $30.8 $51.5 Select States Privately Owned with Subsidy ($4)$2$10.03%96%13%$32.2 Targeted Afordable Segment DUS: Bank (Direct, Owned Entity, or Subsidiary) DUS: Non-Bank Financial Institution Non-DUS: Bank (Direct, Owned Entity, or Subsidiary) Non-DUS: Non-Bank Financial Institution Non-DUS: Public Agency/Non Profit $0 $0 $0 ($12) ($45) $0 ($2) $0 ($5) $3 $0 $0 $0 $4 ($1) 0.00% 0.00% 0.08% 0.06% 0.02% 5% 1% 0% 100% 97% 0% 0% 1% 59% 40% $0.1 $0.4 $3.6 $150.6 $102.5 DUS & Non-DUS Lenders/Servicers Represents the percentage of loans for a given category (row) comprised of DUS loans, measured by unpaid principal balance. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Dolar amount of multifamily credit-related losses/(gains) for the applicable period and category. Total credit losses for each period wil not tie to sum of al categories due to rounding. The Multifamily Afordable Business Channel focuses on financing properties that are under an agreement that provides long-term afordability, such as properties with rent subsidies or income restrictions. See htps:/www.fanniemae.com/multifamily/products for definitions. © 2017 Fannie Mae. Trademarks of Fannie Mae. 20 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Prior to 2007 ($24) ($17) ($20) $4 ($1) $2 $0 $0 $0 $0 $0 $0 ($7) ($3) ($1) $0 $3 $0 $2 $0 $0 $0 $0 $0 $1 $1 ($1) $1 $0 $0 $0 $0 $0 $0 $0 $0 0.04% 0.33% 0.09% 0.05% 0.18% 0.03% 0.16% 0.03% 0.02% 0.01% 0.01% 0.00% 95% 74% 94% 97% 96% 96% 97% 98% 99% 99% 99% 96% 5% 2% 3% 4% 4% 6% 9% 9% 10% 15% 21% 12% $13.6 $4.6 $7.2 $9.8 $10.2 $15.2 $23.8 $22.6 $25.2 $39.7 $54.7 $30.7 By Acquisition Year Midwest Northeast Southeast Southwest West ($31) ($11) ($19) $4 $1 ($7) ($7) $6 $1 $3 $0 $2 ($3) $0 $4 0.00% 0.09% 0.04% 0.02% 0.11% 97% 99% 99% 90% 99% 27% 23% 25% 16% 9% $70.6 $58.1 $65.6 $40.1 $22.8 Regions Conventional/Co-op Seniors Housing Manufactured Housing Student Housing ($7) $0 $7 ($56) ($5) $0 $2 ($1) $0 $0 ($2) $4 0.00% 0.00% 0.00% 0.05% 100% 100% 99% 97% 3% 3% 5% 88% $8.5 $8.9 $12.7 $227.1 Asset Class (1) (2) (3) (4) (5) (2) (3) (3) (4) (3)(1)As of June 30, 2017 (5)

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Se rio us De linq ue nc y R ate 0.09% 0.44% 0.55% 0.34% 0.15% 0.08% 0.04% 0.08% 0.04% 1.36% 0.24% 1.20% 0.30% 0.71% 0.18% 0.56% 0.24% 0.21% 0.21% 0.63% 0.50% 0.10% 0.07% 0.59% 0.07% 0.12% 0.06% 0.05%0.05% 0.05%0.04% 0.92% 0.39% Multifamily Total Serious Delinquency Rate DUS Serious Delinquency Rate Non-DUS Serious Delinquency Rate Serious Delinquency Rates of Multifamily Book of Business Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Serious delinquency rate represents the year-end percentage of unpaid principal balance that is seriously delinquent as of December 31 for the time periods noted, with the exception of 2017 which is as of June 30. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. © 2017 Fannie Mae. Trademarks of Fannie Mae. 21 (1) (2) . (1) (2)

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0 20 40 60 UP B ( $B ) $19 $33 $19 $24 $22 $46 $34 $19 $17 $24 $33 $29 $29 $42 $55 $31 DUS/Non-DUS Acquisition Unpaid Principal Balance ($B) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0.0% 0.5% 1.0% 1.5% 2.0% Cr ed it L os s R ate 0.2% 0.0% 0.1% 0.2% 0.0% 0.1% 0.4% 0.0% 0.3% 0.5% 0.0% 0.3% 0.9% 0.2% 0.7% 1.3% 0.9% 1.1% 0.8% 1.4% 1.0% 0.3% 0.1% 0.3% 0.1% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%0.0% DUS/Non-DUS Cumulative Credit Loss Rates through June 30, 2017 DUS Credit Loss Rate Non-DUS Credit Loss Rate Multifamily Total Credit Loss Rate Cumulative Credit Loss Rates of Multifamily Guaranty Book of Business by Acquisition Year DUS Non-DUS * Year-to-date through June 30, 2017. Acquisition Year Cumulative credit loss rate is the cumulative credit losses (gains) through June 30, 2017 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. Acquisition unpaid principal balance represents the total Multifamily volume acquired through purchase or securitization transactions for the applicable period. © 2017 Fannie Mae. Trademarks of Fannie Mae. 22 (1) (2) (1) (2) * *